                                                                 EXHIBIT 10.1

                              INDEMNITY AGREEMENT

     This Indemnity Agreement ("Agreement") is made by and between
("Indemnitee ") and First Regional Bancorp ("Corporation") as of this     day
of   ,    .

                                I.  Definitions
                                ---------------

     1.   "Proceedings". For the purpose of this Agreement, the word
          ------------
"proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative.

     2.   Expenses. For the purpose of this Agreement, the term "expenses"
          --------
includes, without limitation, attorneys' fees and any expense of establishing a right to indemnification under Sections III.3 or III.4(3) of this Agreement, or otherwise under the terms of this Agreement.

                               II. Severability
                               ----------------

     The obligations of the Corporation hereunder and any and all indemnity obligations arising hereunder are separate and distinct from those arising under any provision of the Corporation's Articles of Incorporation or the Corporation's Bylaws, or otherwise arising under the statute as judicial interpretation.

                                 II. Indemnity
                                 -------------

     For good and valuable consideration, including but not limited to agreeing to continue to serve as an officer and/or director of this Corporation:

     1. This Corporation hereby indemnifies Indemitee in each and every instance where he is or becomes a party, or is threatened

                                  EXHIBIT 10.1
to be made a party, to any proceeding (other than an action by or in the right of this Corporation) by reason of the fact that he is or was an officer, director or agent of this Corporation or any subsidiary, thereof, against expenses, judgements, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding in all cases where he acted in good faith and in a manner reasonably believed by him to be in the best interests of this Corporation or any subsidiary thereof; provided that, in the case of a criminal proceeding, this indemnity shall be effective only if the Corporation has no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself create a
               ---------------
presumption that he did not act in good faith and in a manner which he reasonably believed to be in the best interests of this Corporation or, if applicable, any subsidiary thereof or that he had reasonable cause to believe that his conduct was unlawful.

     2. This Corporation hereby indemnifies Indemnitee in each and every instance where he is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this Corporation by reason of the fact that he is or was an officer and/or director of this Corporation or any subisidary thereof, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action if he acted in good faith, and in a manner believed by him to be in the best interest of this Corporation or, if applicable any subisidary thereof with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this Section III.2:

               (1) In respect to any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to this Corporation, or if applicable, any subsidiary thereof in the performance of his duty to this Corporation or, if applicable, any subisidary thereof, unless and only to the extent that that court in which such proceeding is or was pending, shall determine upon application that, in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for the expense which such court shall determine;

               (2) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

               (3) Of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

     3. To the extent that Indemnitee has been successful on the merits in defense of any proceedings referred to in Sections III.1 or III.2 or in defense claim, issue or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him in connection therewith.

     4. Except as provided in Section III.3, any indemnification under this Agreement shall be made by this Corporation only upon a determination in the specific case that indemnification of Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in Section III.1 or III.2, which determination shall be made by:

               (1) A majority vote of a quorum consisting of directors who are not parties to such proceeding; or

               (2) Approval or ratification by the affirmative vote of a majority of the shares of this Corporation entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of holders of a majority of the outstanding shares entitled to vote (for such purpose, the shares entitled to vote (for such purpose, the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote hereon); or

               (3)  The court of which such proceeding is or was pending, upon
          application made by this Corporation or       or the attorney or other
          person rendering services in connection with the defense, whether or not such application by Indemnitee, attorney or other person is opposed by this Corporation.

     5. Expenses incurred in defending any proceeding shall be advanced by this Corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf of Indemnitee substantially in the form attached hereto as Exhibit "A" and incorporated herein by this reference, to repay such amount which repayment shall not be required if the indemnification provisions of this Agreement take effect.

                            IV.  General Provisions
                                 ------------------

     1.   Notices.  Any notice, request, demand or other communication required
          -------
or permitted hereunder shall be deemed to be properly given when personally served in writing, when deposited in the United States mail, postage prepaid, when communicated to the public telegraph company for transmittal, addressed to the Corporation at its head office location or to Indemnitee at his/her last known address. Either party may change its address by written notice in accordance with this Section IV.1.

     2.   Applicable Law.  This Agreement is to be governed by and construed in
          --------------
accordance with the laws of the State of California.

     3.   Invalid Provisions.  Should any provision(s) of this Agreement for any
          ------------------
reason be declared invalid, void, or unenforceable by a court of competent jurisdiction, the validity and binding effect of any remaining portion shall not be affected, and the remaining portions of this Agreement shall remain in full force and effect as if this Agreement had been executed with said provision(s) eliminated.

     4.   Entire Agreement.  This Agreement, together with Exhibit "A" attached
          ----------------
hereto and incorporated herein, contains the entire agreement of the parties. It supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the indemnification covered hereby. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein. This Agreement may not be modified or amended by oral agreement, but only by an agreement in writing signed by the parties hereto.

     5.   Benefit of Agreement.  This Agreement shall inure to the benefit of
          --------------------
and be binding upon the parties hereto and their respective executors, administrators, successors and assigns.

     6.   Arbitration.  In the event that any dispute shall arise between the
          -----------
parties concerning the provisions of this Agreement or the performance of any part of the obligations hereunder, or in the event of an alleged breach of this Agreement by either of the parties hereto, and the parties are unable to mutually adjust and settle same, such dispute may, at the option of either party, be submitted to binding arbitration pursuant to the applicable rules of the American Arbitration Association, and the decision and determination of the arbitrators shall be final and conclusive.

     7.   Attorneys' Fees.  In the event of the arbitration provided for in
          ---------------
Section IV.6 hereof or any litigation between the parties hereto with respect to the subject matter of this Agreement, the unsuccessful party in such arbitration and/or litigation agrees to pay the prevailing party therein all reasonable attorneys' fees, costs and expenses incurred therein by the prevailing party, in addition to any and all other remedies or relief to which the prevailing party may be entitled, all of which shall be included in and made a part of any judgment rendered in such arbitration and/or litigation.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

                                                  FIRST REGIONAL BANK


                                                  By:

                                  UNDERTAKING

          In consideration of the payment of expenses incurred in providing my defense in that matter captioned _______________________________________________
____________________ ( the "Lawsuit"), by ______________________________________
_________ in accordance with the provisions of that certain Indemnification
Agreement between the Corporation and me dated       ,       ("Agreement"), I
hereby undertake and agree to repay any expenses so incurred and paid by the Corporation on my behalf in the Lawsuit unless it shall be determined under the terms of the Agreement that I am entitled to be indemnified as authorized in the Agreement.

     IN WITNESS WHEREOF, I have hereunto subscribed by name this _________ day
of _______________________,     .


                                                       ________________________

                                  EXHIBIT "A"

                              INDEMNITY AGREEMENT

     This Indemnity Agreement ("Agreement") is made by and between
("Indemnitee") and First Regional Bank ("Corporation") as of this    day of
     , 1990.

                                I.  Definitions
                                    -----------

     1.   "Proceedings".   For the purpose of this Agreement, the word
          -------------
"proceeding" means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative.

     2.   Expenses.  For the purpose of this Agreement, the term "expenses"
          --------
includes, without limitation, attorneys' fees and any expense of establishing a right to indemnification under Sections III.3 or III.4(3) of this Agreement, or otherwise under the terms of this Agreement.

                               II.  Severability
                                    ------------

     The obligations of the Corporation hereunder and any and all indemnity obligations arising hereunder are separate and distinct from those arising under any provision of the Corporation's Articles of Incorporation or the Corporation's Bylaws, or otherwise arising under the statute as judicial interpretation.

                                III.  Indemnity
                                      ---------

     For good and valuable consideration, including but not limited to agreeing to continue to serve as an officer and/or director of this Corporation:

     1. This Corporation hereby indemnifies Indemnitee in each and every instance where he is or becomes a party, or is threatened to be made a party, to any proceeding (other than an action by or in the right of this Corporation) by reason of the fact that he/she is or was an officer, director or agent of this Corporation, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding in all cases where he acted in good faith and in a manner reasonably believed by him to be in the best interests of this Corporation; provided that, in the case of a criminal proceeding, this indemnity shall be effective only if the Corporation has no reasonable cause to believe that his conduct was unlawful. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its
                                                ---- ----------
equivalent shall not, of itself, create a presumption that he did not act in good faith and in a manner which he reasonably believed to be in the best interests of this Corporation or that he had reasonable cause to believe that his conduct was unlawful.

     2. This Corporation hereby indemnifies Indemnitee in each and every instance where he is a party, or is threatened to be made a party, to any threatened, pending or completed action by or in the right of this Corporation by reason of the fact that he is or was an officer and/or director of this Corporation, against expenses actually and reasonably incurred by him in connection with the defense or settlement of such action if he acted in good faith, and in a manner believed by him to be in the best interest of this Corporation and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances. No indemnification shall be made under this Section III.2:

               (1) In respect to any claim, issue or matter as to which Indemnitee shall have adjudged to be liable to this Corporation in the performance of his duty to this Corporation, unless and only to the extent that the court in which such proceeding is or was pending, shall determine upon application that, in view of all the circumstances of the case, he is fairly and reasonably entitled to indemnity for the expense which such court shall determine;

               (2) Of amounts paid in settling or otherwise disposing of a threatened or pending action, with or without court approval; or

               (3) Of expenses incurred in defending a threatened or pending action which is settled or otherwise disposed of without court approval.

     3. To the extent that Indemnitee has been successful on the merits in defense of any proceedings referred to in Sections III.1 or III.2 or in defense of any claim, issue or matter therein, he shall be indemnified against expenses actually and reasonably incurred by him/her in connection therewith.

     4. Except as provided in Section III.3, any indemnification under this Agreement shall be made by this Corporation only upon a determination in the specific case that indemnification of Indemnitee is proper in the circumstances because he/she has met the applicable standard of conduct set forth in Section
III.1 or III.2, which determination shall be made by:

               (1) A majority vote of a quorum consisting of directors who are not parties to such proceeding; or

               (2) Approval or ratification by the affirmative vote of a majority of the shares of this Corporation entitled to vote represented at a duly held meeting at which a quorum is present or by the written consent of holders of a majority of the outstanding shares entitled to vote (for such purpose, the shares owned by the person to be indemnified shall not be considered outstanding or entitled to vote hereon); or

               (3) The court of which such proceeding is or was pending, upon application made by this Corporation, Indemnitee or the attorney or other person rendering services in connection with the defense, whether or not such application by Indemnitor, attorney or other person is opposed by this Corporation,

     5. Expenses incurred in defending any proceeding shall be advanced by this Corporation prior to the final disposition of such proceeding upon receipt of an undertaking by or on behalf Indemnitee of substantially in the form attached hereto as Exhibit "A" and incorporated herein by this reference, to repay such amount which repayment shall not be required if the indemnification provisions of this Agreement take effect.

                            IV. General Provisions
                            ----------------------

     1.   Notices.  Any notice, request, demand or other communication required
          -------
or permitted hereunder shall be deemed to be properly given when personally served in writing, when deposited in the United States mail, postage prepaid, when communicated to the public telegraph company for transmittal, addressed to the Corporation at its head office location or to Indemnitee at his/her last known address. Either party may change its address notice in accordance with this Section IV.1.

     2.   Applicable Law.  This Agreement is to be governed by and construed
          --------------
in accordance with the laws of the State of California.

     3.   Invalid Provisions.  Should any provision(s) of this Agreement for any
          ------------------
reason be declared invalid, void, or unenforceable by a court of competent jurisdiction, the validity and binding effect of any remaining portion shall not be affected, and the remaining portions of this Agreement shall remain in full force and effect as if this Agreement had been executed with said provision(s) eliminated.

     4.   Entire Agreement.  This Agreement, together with Exhibit "A" attached
          ----------------
hereto and incorporated herein, contains the entire agreement of the parties. It supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the indemnification covered hereby. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or anyone acting on behalf of any party, which are not embodied herein. This Agreement may not be modified or amended by oral agreement, but only by an agreement in writing signed by the parties hereto.

     5.   Benefit of Agreement.  This Agreement shall inure to the benefit of
          --------------------
and be binding upon the parties hereto and their respective executors, administrators, successors and assigns.

     6.   Arbitration.  In the event that any dispute shall arise between the
          -----------
parties concerning the provisions of this Agreement or the performance of any part of the obligations hereunder, or in the event of an alleged breach of this Agreement by either of the parties hereto, and the parties are unable to mutually adjust and settle same, such dispute may, at the option of either party, be submitted to binding arbitration pursuant to the applicable rules of the American Arbitration Association, and the decision and determination of the arbitrators shall be final and conclusive.

     7.   Attorneys' Fees.  In the event of the arbitration provided for in
          ---------------
Section IV.6 hereof or any litigation between the parties hereto with respect to the subject matter of this Agreement, the unsuccessful party in such arbitration and/or litigation agrees to pay the prevailing party therein all reasonable attorneys' fees, cost and expenses incurred therein by the prevailing party, in addition to any and all other remedies or relief to which the prevailing party may be entitled, all of which shall be included in and made a part of any judgment rendered in such arbitration and/or litigation.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.

                                                       FIRST REGIONAL BANK


                                                       By:

                                  UNDERTAKING

          In consideration of the payment of expenses incurred in providing my defense in that matter captioned ______________________________________________
______________________ (the "Lawsuit"), by ____________________________________
______ in accordance with the provisions of that certain Indemnification
Agreement between the Corporation and me dated       ,     ("Agreement"), I
hereby undertake and agree to repay any expenses so incurred and paid by the Corporation on my behalf in the Lawsuit unless it shall be determined under the terms of the Agreement that I am entitled to be indemnified as authorized in the Agreement.

     IN WITNESS WHEREOF, I have hereunto subscribed by name this _________ day of ___________________________,


                                                     ___________________________

                                  EXHIBIT "A"